Exhibit 10.51

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (this “Agreement”) is entered into as of November 2, 2014, by and among PAR Investment Partners, L.P., a Delaware limited partnership (“Buyer”), Virgin America Inc., a Delaware corporation (the “Company”), Cyrus Aviation Holdings, LLC, a Delaware limited liability company (“Cyrus”) and VX Holdings, L.P., a Delaware limited partnership (the “Virgin Group,” and together with Cyrus, the “Sellers”).

Capitalized terms used but not defined in this Agreement have the meanings ascribed thereto in the Underwriting Agreement among Barclays Capital Inc. and Deutsche Bank Securities Inc., as representatives of the several underwriters, the Company and the Sellers (the “Underwriting Agreement”).

WHEREAS, in connection with the initial public offering (the “IPO”) of the voting common stock, par value $.01 per share (the “Common Stock”), of the Company pursuant to the Registration Statement, the Company will complete a recapitalization transaction as described and defined in the Registration Statement as the “2014 Recapitalization” (the “Recapitalization”);

WHEREAS, Buyer desires to purchase from the Sellers and each Seller desires to sell to Buyer shares of Common Stock pursuant to the terms and subject to the conditions set forth in this Agreement; and

WHEREAS, the closing of the purchase and sale of the Shares (as defined below) pursuant hereto is conditioned upon the completion of the Recapitalization and the closing of the IPO.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises and covenants set forth below, the parties hereto hereby agree as follows:

1. Sale of Shares.

(a) Purchase and Sale. Subject to the terms and conditions set forth in this Agreement, each Seller, severally and not jointly, hereby agrees to sell to Buyer, and Buyer hereby agrees to purchase from such Seller, a number of shares of Common Stock (rounded down to the nearest whole share) equal to (i) $25,000,000 divided by (ii) 96% of the price per share of Common Stock paid by the public in the IPO (as to such Seller the “Seller Shares,” and all Seller Shares collectively, the “Shares”). The purchase price per Share to be paid by Buyer (the “Price Per Share”) is equal to 96% of the price per share of Common Stock paid by the public in the IPO. The total purchase price to be paid by Buyer for the Shares is equal to (x) the number of Shares multiplied by (y) the Price Per Share (the “Purchase Price”).

(b) Closing. The closing of the sale and purchase of the Shares (the “Closing”) shall take place at the offices of Latham & Watkins LLP, 140 Scott Drive, Menlo Park, California 94025, or at such other place as shall be agreed upon by the parties hereto, on the date that all of the conditions set forth in Section 4 of this Agreement are either satisfied or waived. At the Closing, Buyer shall deliver the Purchase Price for the Seller Shares purchased from each Seller to such Seller in exchange for delivery of such Seller Shares to Buyer by transfer via DWAC.

(c) Payment of Purchase Price. Payment by Buyer of the Purchase Price to the Sellers shall be made by wire transfer of immediately available funds to an account specified in writing by each Seller.

(d) Payment by Company to Sellers. At the Closing, the Company shall deliver to each Seller by wire transfer of immediately available funds to an account specified in writing by such Seller an amount equal to $25,000,000 minus the Purchase Price payable to such Seller by Buyer.

2. Representations and Warranties.

2.1 Representations and Warranties of the Company. The Company represents and warrants to Buyer as follows:

(a) The Company has been duly organized and is validly existing as a corporation, limited liability company or similar entity in good standing under the laws of the State of Delaware, with requisite power and authority to own or lease its properties and conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus. Each Subsidiary has been duly organized and is validly existing as a corporation, limited liability company or similar entity in good standing under the laws of the jurisdiction of its organization with requisite power and authority to own or lease its properties and conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus. The Company and each of the Subsidiaries are duly qualified to transact business in all jurisdictions in which the conduct of their business requires such qualification except where the failure to be so qualified would not reasonably be expected to (i) have, individually or in the aggregate, a material adverse effect on the earnings, business, properties, assets, operations or condition (financial or otherwise) of the Company and of the Subsidiaries taken as a whole or (ii) prevent the consummation of the transactions contemplated hereby (the occurrence of any such effect or any such prevention described in the foregoing clauses (i) and (ii) being referred to as a “Material Adverse Effect”). The outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and are owned by the Company or another Subsidiary free and clear of all liens, encumbrances and equities and claims; and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into shares of capital stock or ownership interests in the Subsidiaries are outstanding.

(b) The outstanding shares of Common Stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable, and no preemptive or similar rights of stockholders exist with respect to any of the Shares or the issue and sale thereof. Neither the filing of the Registration Statement nor the offering or sale of the Shares as contemplated by this Agreement gives rise to any rights, other than those which have been waived or satisfied, for or relating to the registration of any shares of Common Stock.

(c) The Company has taken all action required for the due authorization and consummation of the transactions contemplated by that certain Recapitalization Agreement by and among the Company and funds affiliated with or related to Cyrus Capital Partners L.P. and affiliates of Virgin Group Holdings Limited (the “2014 Recapitalization Agreement”) described in the Registration Statement, the General Disclosure Package and the Prospectus.

(d) The Company has an authorized capitalization as set forth under the caption “Capitalization” and the other information set forth under the caption “Capitalization” in the Registration Statement and the Prospectus (and any similar section or information contained in the General Disclosure Package) is true and correct in all material respects. All of the Shares conform to the description thereof contained in the Registration Statement, the General Disclosure Package and the Prospectus. The form of certificates for the Shares conforms to the corporate law of the jurisdiction of the Company’s incorporation and to any requirements of the Company’s organizational documents. Subsequent to the respective dates as of which information is given in the Registration Statement, the General Disclosure Package and the Prospectus, except as otherwise stated therein or in this Agreement or contemplated by the 2014 Recapitalization Agreement, the Company has not: (i) issued any securities; (ii) incurred any liability or obligation, direct or contingent, for borrowed money; or (iii) declared or paid any dividend or made any other distribution on or in respect to its capital stock.

(e) The Commission has not issued an order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus relating to the proposed IPO, and no proceeding for that purpose or pursuant to Section 8A of the Act has been instituted or, to the Company’s knowledge, threatened by the Commission. The Registration Statement contains, and the Prospectus and any amendments or supplements thereto will contain, all statements which are required to be stated therein by, and will conform in all material respects to, the requirements of the Act and the Rules and Regulations. The Registration Statement and any amendments thereto do not contain, and will not contain, any untrue statement of a material fact and do not omit, and will not omit, to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus and any amendments and supplements thereto do not contain, and will not contain, any untrue statement of a material fact; and do not omit, and will not omit, to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to information contained in or omitted from the Registration Statement or the Prospectus, or any such amendment or supplement, in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of any Underwriter through the Representatives, specifically for use therein.

(f) No Issuer Free Writing Prospectus conflicts or will conflict with the information contained in the Registration Statement or the Prospectus, and any preliminary or other prospectus deemed to be a part thereof that has not been superseded or modified. The foregoing sentence does not apply to statements in or omissions from any Issuer Free Writing Prospectus in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of any Underwriter through the Representatives, specifically for use therein.

(g) The consolidated financial statements of the Company and its consolidated Subsidiaries, together with related notes and schedules as set forth in the Registration Statement, the General Disclosure Package and the Prospectus, comply in all material respects with the applicable requirements of the Act and present fairly the financial position and the results of operations and cash flows of the Company and the consolidated Subsidiaries, at the indicated dates and for the indicated periods. Such financial statements and related schedules have been prepared in accordance with United States generally accepted principles of accounting (“GAAP”), consistently applied throughout the periods involved, except as disclosed therein, and all adjustments necessary for a fair presentation of results for such periods have been made. The summary and selected consolidated financial and statistical data included in the Registration Statement, the General Disclosure Package and the Prospectus present fairly the information shown therein and such data has been compiled on a basis consistent with the financial statements presented therein and the books and records of the Company. The pro forma financial statements and other pro forma financial information included in the Registration Statement, the General Disclosure Package and the Prospectus present fairly the information shown therein, have been prepared in all material respects in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements, have been properly compiled on the pro forma bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein. All disclosures contained in the Registration Statement, the General Disclosure Package and the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the Rules and Regulations) comply in all material respects with Regulation G of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Item 10 of Regulation S-K under the Act, to the extent applicable. The Company and the Subsidiaries do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations or any “variable interest entities” within the meaning of Financial Accounting Standards Board Interpretation No. 46), not disclosed in the Registration Statement, the General Disclosure Package and the Prospectus. There are no financial statements (historical or pro forma) that are required to be included in the Registration Statement, the General Disclosure Package or the Prospectus that are not included as required.

(h) Ernst & Young LLP, who have certified certain of the financial statements filed with the Commission as part of the Registration Statement, the General Disclosure Package and the Prospectus, is an independent registered public accounting firm with respect to the Company and the Subsidiaries within the meaning of the Act and the applicable Rules and Regulations and the Public Company Accounting Oversight Board (United States) (the “PCAOB”) as required by the Act.

(i) Solely to the extent that the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated by the Commission and the NASDAQ Global Market thereunder (collectively, the “Sarbanes-Oxley Act”) have been applicable to the Company, there is and has been no failure on the part of the Company and any of the Company’s directors or officers, in their capacities as such, to comply in all material respects with any provision of the Sarbanes-Oxley Act. The Company presently expects to be in compliance with all additional provisions of the Sarbanes-Oxley Act that will become applicable to the Company.

(j) There is no legal, governmental, administrative or regulatory investigation, action, suit, claim or proceeding pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries, or to which any property of the Company or Subsidiaries is subject, before any court or regulatory or administrative agency or otherwise which if determined adversely to the Company or any of Subsidiaries would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. There are no current or pending legal, governmental, administrative or regulatory investigations, actions, suits, claims or proceedings that are required under the Act to be described in the Registration Statement, the General Disclosure Package or the Prospectus that are not so described in the Registration Statement, the General Disclosure Package or the Prospectus. There are no statutes, regulations or contracts or other documents that are required under the Act to be filed as exhibits to the Registration Statement or described in the Registration Statement, the General Disclosure Package or the Prospectus that are not so filed as exhibits to the Registration Statement or described in the Registration Statement, the General Disclosure Package or the Prospectus.

(k) The Company and its Subsidiaries have good and marketable title to all of the properties and assets reflected in the consolidated financial statements hereinabove described or described in the Registration Statement, the General Disclosure Package and the Prospectus, subject to no lien, mortgage, pledge, charge or encumbrance of any kind except those reflected in such financial statements or described in the Registration Statement, the General Disclosure Package and the Prospectus or which (i) do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries or (ii) would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company and its Subsidiaries occupy or possess their leased properties, including their aircraft, under valid and binding leases conforming in all material respects to the description thereof set forth in the Registration Statement, the General Disclosure Package and the Prospectus.

(l) The Company and its Subsidiaries have filed all U.S. federal, state, local and foreign tax returns which have been required to be filed taking into account any permitted extensions thereof; all tax returns filed are complete and correct in all material respects; and the Company and its Subsidiaries have paid all taxes indicated by such returns and all assessments received by them or any of them to the extent that such taxes have become due and are not being contested in good faith and for which an adequate reserve or accrual has been established in accordance with GAAP. All material tax liabilities have been adequately provided for in the financial statements of the Company, and the Company does not know of any actual or proposed additional material tax assessments.

(m) Since the date of the most recent financial statements included in the Registration Statement, the General Disclosure Package and the Prospectus, (i) there has not been any material adverse change or any development involving a prospective material adverse change in or affecting the earnings, business, properties, assets, operations or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole, whether or not occurring in the ordinary course of business, (ii) there has not been any material transaction entered into or any material transaction that is probable of being entered into by the Company or its subsidiaries, other than transactions in the ordinary course of business and changes and transactions described in the Registration Statement, the General Disclosure Package and the Prospectus, as each may be amended or supplemented, (iii) there has been no prohibition or suspension of the operation of either the Company’s or any of its subsidiaries’ aircraft, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and (iv) neither the Company nor any of its subsidiaries has sustained any loss or interference with its business that is reasonably expected to have a Material Adverse Effect and that is either from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, except in each case as otherwise disclosed in the Registration Statement, the General Disclosure Package and the Prospectus.

(n) Neither the Company nor any of its Subsidiaries is or with the giving of notice or lapse of time or both, will be, (i) in violation of its certificate or articles of incorporation, charter, by-laws, certificate of formation, limited liability company agreement, partnership agreement or other organizational documents, as applicable, (ii) in violation of or in default under any agreement, lease, contract, indenture or other instrument or obligation to which it is a party or by which it, or any of its properties, is bound or (iii) in violation of any law, order, rule or regulation judgment, order, writ or decree applicable to the Company or any Subsidiary of any court or of any government, regulatory body or administrative agency or other governmental body having jurisdiction over the Company or any Subsidiary, or any of their properties or assets, except in the case of clauses (ii) and (iii), for such violations or defaults as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The execution and delivery of this Agreement and the consummation of the transactions herein contemplated and the fulfillment of the terms hereof do not and will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, (x) any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary or any of their respective properties is bound, (y) of the certificate of incorporation or formation, articles of incorporation or association, charter, by-laws or other organizational documents, as applicable, of the Company or any Subsidiary, or (z) any law, order, rule or regulation judgment, order, writ or decree applicable to the Company or any Subsidiary of any court or of any government, regulatory body or administrative agency or other governmental body having jurisdiction over the Company or any subsidiary, or any of their properties or assets, except in the case of clauses (x) and (z), for such violations or defaults as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(o) The execution and delivery of, and the performance by the Company of its obligations under, this Agreement has been duly and validly authorized by all necessary corporate, limited liability company or similar applicable action on the part of the Company, and this Agreement has been duly executed and delivered by the Company.

(p) Each approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of this Agreement and the consummation of the transactions herein contemplated has been obtained or made and is in full force and effect (except such additional steps as may be required by FINRA).

(q) Except as would not, individually or in the aggregate, reasonably be expected have a Material Adverse Effect, the Company and its Subsidiaries (i) hold all licenses, registrations, certificates and permits from governmental authorities, including the Department of Transportation, the Federal Aviation Administration (“FAA”) and the Federal Communications Commission (collectively, “Governmental Licenses”), which are necessary to the conduct of their business, (ii) are in compliance with the terms and conditions of all Governmental Licenses, and all Governmental Licenses are valid and in full force and effect, and (iii) have not received any written or other notice of proceedings relating to the revocation or modification of any Governmental License.

(r) The Company and its Subsidiaries own or possess the right to use all patents, inventions, trademarks, trade names, service marks, logos, trade dress, designs, data, database rights, Internet domain names, rights of privacy, rights of publicity, copyrights, works of authorship, license rights, trade secrets, know-how and proprietary information (including unpatented and unpatentable proprietary or confidential information, inventions, systems or procedures) and other intellectual property rights, as well as registrations and applications for registration of any of the foregoing (collectively, “Intellectual Property”) necessary to conduct their business as presently conducted and as currently contemplated in the Registration Statement, the General Disclosure Package and the Prospectus to be conducted in the future, except where the failure to own or possess or otherwise be able to acquire such Intellectual Property would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. To the Company’s knowledge, neither the Company nor any of the Subsidiaries, whether through their respective products and services or the conduct of their respective businesses, has infringed, misappropriated, conflicted with or otherwise violated, or is currently infringing, misappropriating, conflicting with or otherwise violating any Intellectual Property of any other person or entity. None of the Company or the Subsidiaries have received any communication or notice of infringement of, misappropriation of, conflict with or violation of, any Intellectual Property of any other person or entity. The Company knows of no infringement, misappropriation or violation by others of Intellectual Property owned by or licensed to the Company or the Subsidiaries, except for such infringement, misappropriation or violation that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(s) The Company and the Subsidiaries own or have a valid right to access and use all material computer systems, networks, hardware, software, databases, websites, and equipment used to process, store, maintain and operate data, information, and functions used in connection with the business of the Company and the Subsidiaries (the “Company IT Systems”). The Company IT Systems are adequate for, and operate and perform in all material respects as required in connection with, the operation of the business of the Company and the Subsidiaries as currently conducted, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company and the Subsidiaries have implemented commercially reasonable backup, security and disaster recovery technology consistent in all material respects with applicable regulatory standards and customary industry practices.

(t) Neither the Company nor any Subsidiary is or, after giving effect to the offering and sale of the Shares contemplated hereunder and the application of the net proceeds from such sale as described in the Registration Statement, the General Disclosure Package and the Prospectus, will be required to register as an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, the “1940 Act”).

(u) The statements set forth in each of the most recent Preliminary Prospectus and the Prospectus under the captions “Description of Capital Stock,” “Material U.S. Federal Income Tax Consequences to Non-U.S. Holders,” “2014 Recapitalization,” “Risk Factors - Airlines are subject to extensive regulation and taxation by governmental authorities, and compliance with new regulations and any new or higher taxes will increase our operating costs and may materially adversely affect our business” and “Business - Government Regulation,” insofar as they purport to summarize the provisions of the laws and documents referred to therein, are accurate summaries in all material respects.

(v) The Company and its Subsidiaries maintain systems of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that comply with the requirements of the Exchange Act and have been designed by, or under the supervision of, their respective principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles in the United States (“GAAP”), including, but not limited to, internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Since the end of the Company’s most recent audited fiscal year, there have been no material weaknesses in the Company’s internal control over financial reporting, and been no change in internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting. The Company’s auditors and the Audit Committee of the Board of Directors of the Company have been advised of: (i) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which have adversely affected or are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information; and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting.

(w) The Company has established and maintains “disclosure controls and procedures” (as defined in Rules 13a-14(c) and 15d-14(c) under the Exchange Act); the Company’s “disclosure controls and procedures” are reasonably designed to ensure that all information (both financial and non-financial) required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and regulations under the Exchange Act, and that all such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications of the Chief Executive Officer and Chief Financial Officer of the Company required under the Exchange Act with respect to such reports.

(x) The statistical, industry-related and market-related data included in the Registration Statement, the General Disclosure Package and the Prospectus are based on or derived from sources which the Company reasonably and in good faith believes are reliable and accurate, and such data agree with the sources from which they are derived.

(y) The operations of the Company and the Subsidiaries are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements, including those of the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), the Currency and Foreign Transactions Reporting Act of 1970, as amended, the applicable money laundering statutes of jurisdictions where the Company and the Subsidiaries conduct business, the applicable rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any or the Subsidiaries with respect to the Money Laundering Laws is pending or, to the Company’s knowledge, threatened.

(z) Neither the Company nor, to the Company’s knowledge, any director, officer, agent, employee, affiliate or representative of the Company or any of its Subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”) or any similar sanctions imposed by any other body, governmental or other, to which the Company or any of its Subsidiaries is subject (collectively, “other economic sanctions”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other Person or entity, for the purpose of financing the activities of any Person currently subject to any U.S. sanctions administered by OFAC or other economic sanctions.

(aa) Neither the Company nor any of the Subsidiaries nor any director or officer, nor to the Company’s knowledge, any agent, employee, affiliate or other person acting on behalf of the Company or any of the Subsidiaries, in each case, only with respect to such capacity: (i) has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity: (ii) has made any direct or indirect unlawful contribution or payment to any official of, or candidate for, or any employee of, any federal, state or foreign office from corporate funds; (iii) has made any bribe, unlawful rebate, payoff, influence payment, kickback or other unlawful payment; or (iv) is aware of or has taken any action, directly or indirectly, that would result in a violation by such Persons of the OECD Convention on Bribery of Foreign Public Officials in International Business Transactions (“OECD Convention”), the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (collectively, the “FCPA”) or any similar law or regulation to which the Company, any of its Subsidiaries, any director, officer, agent, employee, affiliate or other person acting on behalf of the Company or any of its subsidiaries is subject. The Company and its Subsidiaries have each conducted their businesses in compliance with the FCPA and any applicable similar law or regulation and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(bb) The Company and each of the Subsidiaries carry, or are covered by, insurance, from insurers of recognized financial responsibility, in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties and as is prudent and customary for companies engaged in similar businesses, including war risk insurance on its aircraft under the FAA’s insurance program authorized under 49 U.S.C. §44301 et seq. or similar war risk coverage from commercial underwriters; neither the Company nor any of the Subsidiaries have been refused any coverage under insurance policies sought or applied for; and the Company and the Subsidiaries have no reason to believe that they will not be able to renew their existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue their respective businesses at a cost that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(cc) Each “employee benefit plan” (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”)) for which the Company or any member of its “Controlled Group” (defined as any organization that is a member of a controlled group of corporations within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended (the “Code”)) would have liability (each a “Plan”) is in compliance in all material respects with all presently applicable statutes, rules and regulations, including ERISA and the Code; (ii) with respect to each Plan subject to Title IV of ERISA (a) no “reportable event” (as defined in Section 4043 of ERISA) has occurred for which the Company or any member of its Controlled Group would have any liability; and (b) neither the Company nor any member of its Controlled Group has incurred or expects to incur liability under Title IV of ERISA (other than for contributions to the Plan or premiums payable to the Pension Benefit Guaranty Corporation, in each case in the ordinary course and without default); (iii) no Plan which is subject to Section 412 of the Code or Section 302 of ERISA has failed to satisfy the minimum funding standard within the meaning of such sections of the Code or ERISA; and (iv) each Plan that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

(dd) Except in each case as otherwise disclosed in the Registration Statement, the General Disclosure Package and the Prospectus: (i) the Company and each Subsidiary have complied and are in compliance, in all material respects, with all applicable federal, state, local, foreign and international laws (including the common law), statutes, rules, regulations, orders, judgments, decrees or other legally binding requirements of any court, administrative agency or other governmental authority relating to pollution or to the protection of the environment, natural resources or human health or safety, or to the manufacture, use, generation, treatment, storage, disposal, release or threatened release of hazardous or toxic substances, pollutants, contaminants or wastes, or the arrangement for such activities (“Environmental Laws”); (ii) the Company and each Subsidiary have obtained and are in compliance, in all material respects, with all permits, licenses, authorizations or other approvals required of them under Environmental Laws to conduct their respective businesses and are not subject to any action to revoke, terminate, cancel, limit, amend or appeal any such permits, licenses, authorizations or approvals; (iii) neither the Company nor any Subsidiary is a party to any judicial or administrative proceeding (including a notice of violation) under any Environmental Laws (a) to which a governmental authority is also a party and which involves potential monetary sanctions, unless it could reasonably be expected that such proceeding will result in monetary sanctions of less than $100,000, or (b) which is otherwise material; and no such proceeding has been threatened or is known to the Company to be contemplated; (iv) neither the Company nor any Subsidiary has received notice or is otherwise aware of any pending or threatened material claim or potential liability under Environmental Laws in respect of its past or present business, operations (including the disposal of hazardous substances at any off-site location), facilities or real property (whether owned, leased or operated) or on account of any predecessor or any person whose liability under any Environmental Laws it has agreed to assume; and (v) neither the Company nor any Subsidiary is aware of any matters regarding compliance with existing or reasonably anticipated Environmental Laws, or with any liabilities or other obligations under Environmental Laws (including asset retirement obligations), that could reasonably be expected to have a Material Adverse Effect.

(ee) The Company (i) is an “air carrier” within the meaning of 49 U.S.C. Section 40102(a); (ii) holds an air carrier operating certificate issued by the Secretary of Transportation pursuant to Chapter 447 of Title 49 of the United States Code for aircraft capable of carrying 10 or more individuals or 6,000 pounds or more of cargo; and (iii) is a “citizen of the United States” as defined in 49 U.S.C. Section 40102.

(ff) The Common Stock has been approved for listing subject to notice of issuance and evidence of satisfactory distribution on the NASDAQ Global Market.

(gg) There are no relationships, direct or indirect, or related-party transactions involving the Company or any of the Subsidiaries or any other person required to be described in the Registration Statement and the Prospectus which have not been described in such documents and the General Disclosure Package as required.

(hh) No Subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary’s capital stock, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary’s property or assets to the Company or any other Subsidiary of the Company.

(ii) Except as otherwise described in the Registration Statement, the General Disclosure Package and the Prospectus, no labor disturbance by or dispute with employees of the Company or any of the Subsidiaries exists or, to the knowledge of the Company, is contemplated or threatened, and the Company is not aware of any existing, threatened or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors that could reasonably be expected to have a Material Adverse Effect.

(jj) Neither the Company nor any of the Subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement and the Underwriting Agreement) that would give rise to a valid claim for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Shares.

2.2 Representations and Warranties of the Sellers. Each Seller, severally and not jointly, represents and warrants to Buyer as follows:

(a) Seller has reviewed and is familiar with the Registration Statement. As of the date of this Agreement, the Registration Statement, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; provided, however, that the foregoing representation and warranty is limited to the name and address of such Seller, which information has been furnished in writing by or on behalf of such Seller to the Company expressly for use therein. As of the date of this Agreement, Seller is not relying upon any material information concerning the Company or any subsidiary of the Company which is not set forth in the Registration Statement (and is otherwise required to be set forth in the Registration Statement) in making its decision to sell the Shares to be sold by Seller hereunder Buyer has not made any representation to such Seller about the advisability of the decision to sell the Seller Shares or the potential future value of such Shares, and such Seller has not relied on any representations of Buyer except those expressly set forth in Section 2.3 of this Agreement.

(b) At the closing of the transactions contemplated hereby such Seller will have valid title to the Shares to be sold by such Seller free and clear of all security interests, claims, liens, equities or other encumbrances and the legal right and power, and all authorization and approval required by law, to enter into this Agreement and to sell, transfer and deliver the Shares to be sold by such Seller. Upon payment by Buyer for the Shares to be sold by such Seller pursuant to this Agreement, delivery of the Shares to be sold by such Seller will pass valid title to such Shares, free and clear of any adverse claim within the meaning of Section 8-102 of the New York Uniform Commercial Code, to Buyer without notice of an adverse claim.

(c) The execution and delivery by such Seller of, and the performance by such Seller of its obligations under this Agreement, the sale and delivery of the Shares to be sold by such Seller, the consummation of the transactions contemplated herein and compliance by such Seller with its obligations hereunder does not and will not contravene any provision of applicable law, or the certificate of incorporation or by laws or other organizational documents of such Seller, or any agreement or other instrument binding upon such Seller or the Shares or any judgment, order or decree of any governmental body, agency or court having jurisdiction over such Seller, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by such Seller of its obligations under this Agreement, except, in each case, where any such contravention or where the failure to obtain any such consent, approval, authorization or order would not reasonably be expected to have a material adverse effect on the consummation of the transactions contemplated hereby.

(d) The execution and delivery of, and the performance by such Seller of its obligations under, this Agreement has been duly and validly authorized by all necessary corporate, limited liability company or similar applicable action on the part of such Seller. This Agreement has been duly executed and delivered by such Seller and constitutes the valid and legally binding obligation of such Seller, enforceable against such Seller in accordance with its terms, subject to bankruptcy, reorganization, insolvency and other similar laws affecting the enforcement of creditors’ rights generally and to general principles of equity.

(e) Such Seller has taken all action required for the due authorization and consummation of the transactions contemplated by the 2014 Recapitalization Agreement.

(f) Within the six month period prior to the date of this Agreement, other than in connection with the IPO, such Seller has not (i) offered any Shares by means of any general solicitation or general advertising within the meaning of Rule 502(c) under Regulation D under the Securities Act of 1933, as amended (the “Securities Act”); (ii) contacted anyone (other than Buyer) seeking to sell his or its ownership interest in the Company; (iii) provided information to anyone seeking to acquire an ownership interest in the Company; or (iv) engaged or authorized anyone to take any of the actions described in (i), (ii) or (iii) above on his or its behalf.

(g) Except for actions referred to in 2.2(f) above taken in connection with the IPO, to the knowledge of such Seller, such Seller has not taken any action which could reasonably be expected to cause the sale of the Shares to be sold by such Seller to Buyer to fail to qualify as exempt from the registration requirements of the Securities Act.

(h) Such Seller is not a party to any contract, agreement or understanding with any person other than the Underwriters that would give rise to a valid claim for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Shares.

2.3 Buyer Representations.

(a) Buyer represents and warrants to the Sellers and the Company that: (i) it is an institutional “accredited investor” as defined in Rule 501(a) promulgated under the Securities Act; (ii) it has sufficient knowledge and experience in investing in companies similar to the Company so as to be able to evaluate the risks and merits of its investment in the Company and it is able financially to bear the risks thereof; (iii) it has had an opportunity to discuss the Company’s business, management and financial affairs with the Company’s management; (iv) all documents, records, and information pertaining to its investment in the Common Stock and the Company that have been requested by it, if any, have been made available or delivered to it prior to the date hereof; (v) its financial condition is such that it is able to bear the risk of holding the Shares for an indefinite period of time and can bear the loss of the entire investment in such Shares; (vi) it is not purchasing the Shares as the result of any form of general solicitation or general advertising or as a result of Buyer’s review of public filings by the Company.

(b) This Agreement is made in reliance upon Buyer’s express representations, which it hereby represents and warrants to the Company and the Sellers, that (i) the Shares being purchased by Buyer are being acquired for Buyer’s own account (and not on behalf of any other person or entity) for the purpose of investment and not with a view to, or for sale in connection with, the distribution thereof, nor with any present intention of distributing or selling the Shares or any portion thereof, (ii) Buyer was not organized for the specific purpose of acquiring the Shares and (iii) the Shares will not be sold by Buyer without registration under the Securities Act or applicable state securities laws, or an exemption therefrom.

(c) Buyer understands that the Shares being purchased by Buyer hereunder have not been registered under the Securities Act, or any state securities laws and are instead being offered and sold in reliance on an exemption from such registration requirements. Buyer represents and warrants to the Company and the Sellers that, to Buyer’s knowledge, Buyer has not taken any action which could reasonably be expected to cause the sale of the Shares to be sold by such Seller to Buyer to fail to qualify as exempt from the registration requirements of the Securities Act. Buyer further understands that until such time as the Shares shall have been registered under the Securities Act and applicable state securities laws or shall have been transferred in accordance with an opinion of counsel reasonably satisfactory to the Company that such registration is not required, stop transfer instructions shall be issued to the Company’s transfer agent and any certificate or certificates representing such securities shall bear a restrictive legend stating that such securities have not been registered under the Securities Act and applicable state securities laws and referring to restrictions on the transferability and sale thereof.

Buyer further understands that Buyer’s representations and warranties hereunder will not preclude disposition of the Shares without registration thereof, in compliance with Rule 144 promulgated under the Securities Act (“Rule 144”). Buyer understands and acknowledges, however, that there may not be available when Buyer wishes to sell the Shares, or any portion thereof, the adequate current public information with respect to the Company which would permit offers or sales of such securities pursuant to Rule 144, and, therefore, compliance with the Securities Act or some other exemption from the registration and prospectus delivery requirements of the Securities Act may be required for any such offer or sale.

(d) Buyer represents and warrants to the Company and the Sellers that (i) Buyer is validly existing as a limited partnership in good standing under the laws of the State of Delaware; (ii) Buyer has all requisite partnership power and authority to execute and deliver this Agreement; and (iii) this Agreement constitutes the valid and legally binding obligation of Buyer, enforceable against Buyer in accordance with its terms, subject to bankruptcy, reorganization, insolvency and other similar laws affecting the enforcement of creditors’ rights generally and to general principles of equity.

(e) Buyer represents and warrants to the Company and the Sellers that Buyer is not a party to any contract, agreement or understanding with any person that would give rise to a valid claim for a brokerage commission, finder’s fee or like payment in connection with the purchase of the Shares.

(f) Buyer acknowledges that there are no representations, warranties, agreements or undertakings of the Sellers or the Company with respect to the transactions contemplated by this Agreement other than those set forth in this Agreement. Buyer acknowledges that neither the Company nor any Seller has made any representation to Buyer about the advisability of the decision to purchase the Shares or the potential future value of the Shares. Buyer further represents and warrants to the Company and the Sellers that, in executing and delivering this Agreement, it has not relied on any statement or representation made by any legal counsel or investment advisor to, or other agent of, any of the Sellers or the Company.

3. Amendment to Registration Statement. At least two (2) hours prior to the filing of any such amendment with the Commission, the Company shall provide notice to Buyer of any amendment to the Registration Statement that would increase the top end of the price range reflected on the cover page of the prospectus forming a part of Amendment No. 7 to the Registration Statement (i.e., between $21.00 and $24.00 per share) (the “Amendment Notice”). In the event that Buyer receives an Amendment Notice, Buyer shall have the right, but not the obligation, within the two (2) hour period following receipt of the Amendment Notice, to terminate this Agreement by giving notice to the Company and the Sellers. Notwithstanding anything to the contrary contained in Section 7 hereof, notices under this Section 3 shall be given both by live telephone conversation and by email to be effective, in the case of Buyer, to Edward Shapiro or Steve Smith (provided that the email is sent to both of such persons at the following email addresses: ##### and #####), Virgin Group, to James Cahillane or Tracey Zaccone (provided that the email is sent to both of such persons at the following email addresses: ##### and #####), in the case of Cyrus, to Jennifer M. Pulick or Ackneil M. Muldron II (provided that the email is sent to both of such persons at the following email addresses: ##### and #####), in the case of the Company, to Peter Hunt and John Varley (provided that the email is sent to both of such persons at the following email addresses: ##### and #####.

4. Conditions to the Closing. The obligations of the Company, the Sellers and Buyer hereunder are subject to the satisfaction of the conditions set forth below on or before the Closing. If for any reason any of the conditions set forth in this Section 4 are not satisfied or waived by each party entitled to the benefit of such conditions at or prior to the Closing, or if the Closing shall not have occurred by December 19, 2014, then each party by written notice given to the other parties hereto shall have the right to elect to terminate this Agreement and each party shall be released from their obligations hereunder and shall have no further liability hereunder, provided, however, that nothing contained in this Section 4 shall relieve either party from liabilities or damages arising out of any fraud or willful breach by such party of this Agreement prior to such termination. Notwithstanding anything in this Section 4 to the contrary, the sale of the Shares pursuant to this Agreement shall not take place prior to such time as the Buyer has executed and delivered to the Company the Lock-Up Agreement in the form agreed upon by the Company and Buyer and has completed, executed and delivered to the Company the FINRA questionnaire in the form delivered to Buyer by the Underwriters.

(a) Conditions to Buyer’s Obligations. Buyer’s obligation to purchase the Shares at the Closing is subject to the satisfaction of the following conditions:

(i) Representations and Warranties. The representations and warranties made by the Company and the Sellers in this Agreement shall have been true and correct as of the date hereof and shall be true and correct in all material respects (provided that the representations and warranties of the Sellers contained in Sections 2.2(b) through 2.2(h) shall be true and correct in all respects) as of the Closing with the same effect as though such representations and warranties had been made on and as of such date (except to the extent such representations and warranties speak as of a specific date, which shall be true and correct as of such specific date).

(ii) Recapitalization. The Recapitalization shall have been consummated.

(iii) Initial Public Offering. This Agreement shall not have been terminated pursuant to Section 3 hereof. The Registration Statement shall have been declared effective and the IPO shall close simultaneously with the transactions contemplated hereby.

(iv) IPO Proceeds. Gross proceeds from the sale of shares by the Company in the IPO shall not be less than $250,000,000.

(v) Registration Rights Agreement. The Company, the Sellers and Buyer shall have executed and delivered the Registration Rights Agreement substantially in the form attached as Exhibit A hereto.

(vi) Delivery of Shares. The Shares shall have been delivered to Buyer’s account via DWAC.

(b) Conditions to the Sellers’ Obligations. Each Seller’s obligation to sell the Shares at the Closing is subject to the satisfaction of the following conditions:

(i) Representations and Warranties. The representations and warranties made by Buyer in this Agreement shall have been true and correct as of the date hereof and shall be true and correct as of the Closing with the same effect as though such representations and warranties had been made on and as of such date (except to the extent such representations and warranties speak as of a specific date, which shall be true and correct as of such specific date).

(ii) Recapitalization. The Recapitalization shall have been consummated.

(iii) Initial Public Offering. The Registration Statement shall have been declared effective and the IPO shall close simultaneously with the transactions contemplated hereby.

(iv) Payment of Purchase Price. Buyer shall have paid the applicable Purchase Price to each Seller by wire transfer of immediately available funds to an account specified by such Seller.

(c) Conditions to the Company’s Obligations. The Company’s obligation pursuant to Section 1(d) hereof is subject to the satisfaction of the following conditions:

(i) Delivery of Shares. The Shares shall have been delivered to Buyer’s account via DWAC.

(ii) Payment of Purchase Price. Buyer shall have paid the applicable Purchase Price to each Seller by wire transfer of immediately available funds to an account specified by such Seller.

5. Waiver and Release. Buyer hereby (a) waives and releases any claim (whether for rescission, damages or otherwise) it may have against the Sellers, the Company, any affiliate of any of the foregoing or any director, officer or agent of the foregoing (collectively, “Seller Parties”) arising solely out of or based solely on the sale of the Shares to Buyer being not exempt from registration or qualification under federal or state securities laws, (b) agrees not, under any circumstances, to exercise any right of rescission arising solely out of or based solely on the sale of the Shares to Buyer being not exempt from registration or qualification under federal or state securities laws, and (c) if it is ultimately determined that the agreements and waivers contained in the preceding clauses (a) and (b) are unenforceable, irrevocably agrees to contribute to Sellers (50% to each Seller) any proceeds received by Buyer from Sellers as a result of any rescission action brought by Buyer based solely on the sale of the Shares to Buyer being not exempt from registration or qualification under federal or state securities laws; provided, however, that (a), (b) and (c) shall not apply and Buyer will be free to pursue any claim against the Seller Parties and exercise any right of rescission arising out of or based on any aspect of the sale of the Shares to Buyer being not exempt from registration or qualification under federal or state securities laws, in each case without any contribution obligation, if (i) any of the representations and warranties of the Sellers contained in Sections 2.2(f) and (g) are not true and correct in all respects and/or (ii) there is any fraud by any of the Seller Parties in connection with the transactions contemplated by this Agreement.

6. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

7. Notices. Notices given hereunder shall be deemed to have been duly given, only if given in writing, and on (i) the date of personal delivery, or (ii) on the date one day after being delivered to a reputable overnight courier with proper delivery instructions, to the party being notified at his, her, or its address specified on the applicable signature page hereto or such other address as the addressee may subsequently notify the other party of in writing.

8. Entire Agreement and Amendments. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof. This Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by each of the parties hereto or, in the case of a waiver, by the party waiving compliance. No waiver shall be deemed a waiver of any subsequent breach or default.

9. Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York without regard to the conflict of laws principles thereof.

10. Severability. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions hereof.

11. Assignment. This Agreement may not be assigned by the Company, any Seller or Buyer without the prior written consent of the other parties hereto.

12. Captions. Captions are for convenience only and are not deemed to be part of this Agreement. All references herein to numbered Sections are to Sections of this Agreement unless otherwise indicated.

13. Survival. The representations and warranties contained herein shall survive the Closing.

14. Counterparts. This Agreement may be executed by pdf and in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

15. Further Assurances. The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, this Securities Purchase Agreement has been executed as of the date and year first above written.

BUYER:

PAR INVESTMENT PARTNERS, L.P.

By:	PAR Group, L.P.
Its:	General Partner

By:	PAR Capital Management, Inc.
Its:	General Partner

By:	/s/ Edward L. Shapiro
	Name:	Edward L. Shapiro
	Title:	Vice President

Address:		c/o PAR Capital Management, Inc.
One International Place, Suite 2401
Boston, MA 02110
		Attention:	Edward L. Shapiro
Steve Smith

[Signature Page to Stock Purchase Agreement]

         IN WITNESS WHEREOF, this Securities Purchase Agreement has been executed as of the date and year first above written.

SELLER:

CYRUS AVIATION HOLDINGS, LLC

By:	Cyrus Capital Partners, L.P., its investment manager

By:	/s/ Thomas Stamatelos
	Name:	Thomas Stamatelos
	Title:	Authorized Signatory

Address:		c/o Cyrus Capital Partners, L.P.
399 Park Avenue, 39th Floor
New York, NY 10022

[Signature Page to Stock Purchase Agreement]

         IN WITNESS WHEREOF, this Securities Purchase Agreement has been executed as of the date and year first above written.

SELLER:

VX HOLDINGS, L.P.

By:	Corvina Holdings Limited, its general partner

By:	/s/ Authorized Signatory
Authorized Signatory

Address:	65 Bleecker Street, 6th Floor
New York, NY 10025

[Signature Page to Stock Purchase Agreement]

         IN WITNESS WHEREOF, this Securities Purchase Agreement has been executed as of the date and year first above written.

COMPANY:

VIRGIN AMERICA INC.

By:	/s/ Peter D. Hunt
	Name:	Peter D. Hunt
	Title:	Senior Vice President and Chief Financial Officer

Address:		555 Airport Blvd.,
Burlingame, CA 94010
		Attn:	Peter Hunt
John Varley

[Signature Page to Stock Purchase Agreement]

Exhibit A

to

Securities Purchase Agreement

Registration Rights Agreement